UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2006
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 646-4100
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Amendment No.2 to Third Amended and Restated Agreement
Eleventh Supplemental Indenture
Third Supplemental Indenture
First Supplemental Indenture
Consent of KPMG, LLP
Unaudited Pro Forma Condensed Combined Financial Statements
Condensed Consolidated Financial Statements
Audited Consolidated Financial Statements
Press Release

Item 1.01. Entry into a Material Definitive Agreement
     The information contained in Item 2.03 hereof is incorporated by reference in this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets
     Purchase Agreement. On November 15, 2006, pursuant to the terms of a Purchase Agreement, dated as of June 11, 2006 (the “Purchase Agreement”), by and between Plains All American Pipeline, L.P. (the “Partnership”) and LB Pacific, LP, a Delaware limited partnership (“LB Pacific”), the Partnership purchased (i) all of the issued and outstanding limited partner interest in Pacific Energy GP, LP, a Delaware limited partnership and the general partner of PPX (defined below) (“PPX General Partner”), (ii) the sole member interest in Pacific Energy Management LLC, a Delaware limited liability company (“General Partner Holdco”), (iii) 5,232,500 common units in Pacific Energy Partners, L.P., a Delaware limited partnership (“Pacific”), and (iv) 5,232,500 subordinated units in Pacific for an aggregate purchase price of $700 million in cash. Following the completion of the Merger described below, the Pacific common and subordinated units purchased from LB Pacific were cancelled pursuant to the terms of the Merger Agreement (as defined below).
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this report by reference.
     Merger Agreement. On November 15, 2006, pursuant to the terms of an Agreement and Plan of Merger, dated as of June 11, 2006 (the “Merger Agreement”) by and among Pacific, PPX General Partner, General Partner Holdco, the Partnership, Plains AAP, L.P., a Delaware limited partnership (“PAA General Partner”), and Plains All American GP LLC (“GP LLC”), Pacific merged with and into the Partnership (the “Merger”), and all outstanding common units of Pacific not purchased by the Partnership pursuant to the Purchase Agreement were converted into the right to receive common units of the Partnership based on an exchange ratio of 0.77 common units of the Partnership per each common unit of Pacific.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the First Amendment thereto, which are filed as Exhibits 2.2 and 2.3 hereto and are incorporated into this report by reference.
     A copy of the press release announcing the completion of the Merger is filed as Exhibit 99.4 hereto and is incorporated into this report by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     Eleventh Supplemental Indenture Regarding the Plains Notes. Upon the effectiveness of the Merger, the Partnership, PAA Finance Corp., the parties named therein as guarantors, and U.S. Bank National Association (“U.S. Bank”), as trustee, entered into the Eleventh Supplemental Indenture dated as of November 15, 2006 (the “Eleventh Supplemental Indenture”). The Eleventh Supplemental Indenture supplements the Indenture dated September 25, 2002, (the “Plains Indenture”), among the Partnership, PAA Finance Corp. and U.S. Bank, as trustee, which, as supplemented to date, governs the terms of the Partnership’s 7 3/4% Senior Notes due 2012, 5 5/8% Senior Notes due 2013, 4 3/4% Senior Notes due 2009, 5 5/8% Senior Notes due 2016, 5 1/4% Senior Notes due 2015, 6 7/10% Senior Notes due 2036, 6.125% Senior Notes due 2017 and 6.650% Senior Notes due 2037, respectively (such Senior Notes being hereinafter referred to collectively as the “Plains Notes”). Upon the effectiveness of the Merger, certain subsidiaries of Pacific that the Partnership acquired pursuant to the Merger guaranteed (each pursuant to the Eleventh Supplemental Indenture) all the obligations of the Partnership and PAA Finance Corp. under the Plains Notes and agreed to be bound by the Plains Indenture. The Plains Notes are now guaranteed on an unsubordinated, unsecured basis by substantially all of the Partnership’s current subsidiaries, including certain subsidiaries of Pacific that the Partnership acquired pursuant to the Merger. The description of the provisions of the Eleventh Supplemental Indenture set forth above is qualified in its entirety by reference to the full and complete terms set forth in the Eleventh Supplemental Indenture, which is filed as Exhibit 4.1 hereto and is incorporated into this report by reference.
     Third Supplemental Indenture Regarding the Pacific 2014 Notes. Upon the effectiveness of the Merger, the Partnership, Pacific Energy Finance Corporation, the parties named therein as guarantors and Wells Fargo Bank, National Association (“Wells Fargo”), as trustee, entered into the Third Supplemental Indenture dated as of November 15, 2006 (the “Third Supplemental Indenture”). The Third Supplemental Indenture supplements the Indenture dated June 16, 2004 (the “2014 Indenture”) among Pacific, Pacific Energy Finance Corporation, Wells Fargo, as trustee, and the subsidiary guarantors named therein, which governs the terms of Pacific’s 7 1/8% Senior Notes due 2014 (the “2014 Notes”). Upon the effectiveness of the Merger, the Partnership assumed, and certain subsidiaries of the Partnership, including certain subsidiaries of Pacific that the Partnership acquired pursuant to the Merger, guaranteed (each pursuant to the Third Supplemental Indenture), all the obligations of Pacific and Pacific Energy Finance Corporation under the 2014 Notes and the 2014 Indenture. The 2014 Notes are now guaranteed on an unsubordinated, unsecured basis by substantially all of the Partnership’s current subsidiaries, including certain subsidiaries of Pacific that the Partnership acquired pursuant to the Merger. The description of the provisions of the Third Supplemental Indenture set forth above is qualified in its entirety by reference to the full and complete terms set forth in the Third Supplemental Indenture, which is filed as Exhibit 4.2 hereto and is incorporated into this report by reference.
     First Supplemental Indenture Regarding the Pacific 2015 Notes. Upon the effectiveness of the Merger, the Partnership, Pacific Energy Finance Corporation, the parties named therein as guarantors and Wells Fargo, as trustee, entered into the First Supplemental Indenture dated as of November 15, 2006 (the “First Supplemental Indenture”). The First Supplemental Indenture supplements the Indenture dated September 23, 2005 (the “2015 Indenture”) among Pacific, Pacific Energy Finance Corporation, Wells Fargo, as trustee, and the subsidiary guarantors named therein, which governs the terms of Pacific’s 6 1/4% Senior Notes due 2015 (the “2015 Notes”). Upon the effectiveness of the Merger, the Partnership assumed, and certain subsidiaries of the Partnership, including certain subsidiaries of Pacific that the Partnership acquired pursuant to the Merger, guaranteed (each pursuant to the First Supplemental Indenture), all the obligations of Pacific and Pacific Energy Finance Corporation under the 2015 Notes and the 2015 Indenture. The 2015 Notes are now guaranteed on an unsubordinated, unsecured basis by substantially all of the Partnership’s current subsidiaries, including certain subsidiaries of Pacific that the Partnership acquired pursuant to the Merger. The description of the provisions of the First Supplemental Indenture set forth above is qualified in its entirety by reference to the full and complete terms set forth in the First Supplemental Indenture, which is filed as Exhibit 4.3 hereto and is incorporated into this report by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     In connection with the Merger and pursuant to the terms of the Merger Agreement, on November 15, 2006, PAA General Partner amended the Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”) of the Partnership by executing Amendment No. 2 thereto (the “Amendment”), a copy of which is filed as Exhibit 3.1 hereto and is incorporated into this report by reference.
     Pursuant to the terms of the Amendment, the amounts payable pursuant to the Incentive Distribution Rights of the Partnership under the Partnership Agreement shall be adjusted commencing with the earlier to occur of (x) the payment date of the first Partnership quarterly distribution declared and paid after November 15, 2006 that equals or exceeds $0.80 per unit or (y) the payment date of the second Partnership quarterly distribution declared and paid after November 15, 2006 (the earlier to occur of the foregoing, the “IDR Reduction Date”). The Amendment provides for the adjustment of the Incentive Distribution Rights as follows: (i) for the quarterly distribution paid on the IDR Reduction Date and the three quarterly distributions declared and paid following the IDR Reduction Date, any distributions with respect to the Incentive Distribution Rights shall be reduced by $5,000,000 per quarter, (ii) for the four quarterly distributions commencing on the first anniversary of the IDR Reduction Date, such distributions shall be reduced by $3,750,000 per quarter, (iii) for the four quarterly distributions commencing on the second anniversary of the IDR Reduction Date, such distributions shall be reduced by $3,750,000 per quarter, (iv) for the four quarterly distributions commencing on the third anniversary of the IDR Reduction Date, such distributions shall be reduced by $2,500,000 per quarter and (v) for the four quarterly distributions commencing on the fourth anniversary of the IDR Reduction Date, such distributions shall be reduced by $1,250,000 per quarter. The reductions will aggregate $65 million over a 20-quarter period.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of the Businesses Acquired.
     The following financial statements are filed as Exhibits 99.2 and 99.3 hereto and are incorporated in this Item 9.01(a) by reference:
•	Condensed consolidated financial statements (unaudited) of Pacific as of September 30, 2006 and for the three and nine months ended September 30, 2006 and September 30, 2005;
•	Audited consolidated financial statements of Pacific as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.
(b)	Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial statements of the Partnership as of September 30, 2006, for the nine months then ended and for the twelve months ended December 31, 2005 are filed as Exhibit 99.1 hereto and are incorporated in this Item 9.01(b) by reference.
(d)	Exhibits.

Exhibit 2.1	Purchase Agreement dated as of June 11, 2006 by and between Plains All American Pipeline, L.P. and LB Pacific, LP (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed June 12, 2006).

Exhibit 2.2	Agreement and Plan of Merger dated as of June 11, 2006 by and among Plains All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC, Pacific Energy Partners, L.P., Pacific Energy Management LLC and Pacific Energy GP, LP (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed June 12, 2006).

Exhibit 2.3	First Amendment to Agreement and Plan of Merger dated July 19, 2006 by and among Pacific Energy Partners, L.P., Pacific Energy GP, LP, Pacific Energy Management LLC, Plains All American Pipeline, L.P., Plains AAP, L.P. and Plains All American GP LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed July 20, 2006).

Exhibit 3.1	Amendment No. 2 dated November 15, 2006 to Third Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P.

Exhibit 4.1	Eleventh Supplemental Indenture dated November 15, 2006 to Indenture dated as of September 25, 2002, among Plains All American Pipeline, L.P., PAA Finance Corp., PEG Canada GP LLC, Pacific Energy Group LLC, PEG Canada, L.P., Pacific Marketing and Transportation LLC, Rocky Mountain Pipeline System LLC, Ranch Pipeline LLC, Pacific Atlantic Terminals LLC, Pacific L.A. Marine Terminal LLC, Rangeland Pipeline Company, Aurora Pipeline Company Ltd., Rangeland Pipeline Partnership, Rangeland Northern Pipeline Company, Pacific Energy Finance Corporation, Rangeland Marketing Company and U.S. Bank National Association, as trustee.

Exhibit 4.2	Third Supplemental Indenture dated November 15, 2006 to Indenture dated as of June 16, 2004, among Plains All American Pipeline, L.P., Pacific Energy Finance Corporation, PEG Canada GP LLC, Pacific Energy Group LLC, PEG Canada, L.P., Pacific Marketing and Transportation LLC, Rocky Mountain Pipeline System LLC, Ranch Pipeline LLC, Pacific Atlantic Terminals LLC, Pacific L.A. Marine Terminal LLC, Rangeland Pipeline Company, Aurora Pipeline Company Ltd., Rangeland Pipeline Partnership, Rangeland Northern Pipeline Company, Pacific Energy Finance Corporation, Rangeland Marketing Company, Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, Plains Marketing Canada, L.P., PMC (Nova Scotia) Company, Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains Marketing International L.P., Plains LPG Marketing, L.P., PAA Finance Corp. and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.3	First Supplemental Indenture dated November 15, 2006 to Indenture dated as of September 23, 2005, among Plains All American Pipeline, L.P., Pacific Energy Finance Corporation, PEG Canada GP LLC, Pacific Energy Group LLC, PEG Canada, L.P., Pacific Marketing and Transportation LLC, Rocky Mountain Pipeline System LLC, Ranch Pipeline LLC, Pacific Atlantic Terminals LLC, Pacific L.A. Marine Terminal LLC, Rangeland Pipeline Company, Aurora Pipeline Company Ltd., Rangeland Pipeline Partnership, Rangeland Northern Pipeline Company, Pacific Energy Finance Corporation, Rangeland Marketing Company, Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, Plains Marketing Canada, L.P., PMC (Nova Scotia) Company, Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains Marketing International L.P., Plains LPG Marketing, L.P., PAA Finance Corp. and Wells Fargo Bank, National Association, as trustee.

Exhibit 23.1	Consent of KPMG, LLP, Independent Registered Public Accounting Firm, with respect to Pacific Energy Partners, L.P.

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Plains All American Pipeline, L.P. as of and for the nine months ended September 30, 2006 and for the twelve months ended December 31, 2005.

Exhibit 99.2	Condensed Consolidated Financial Statements (Unaudited) of Pacific Energy Partners, L.P. as of September 30, 2006 and for the three and nine months ended September 30, 2006 and September 30, 2005.

Exhibit 99.3	Audited Consolidated Financial Statements of Pacific Energy Partners, L.P. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

Exhibit 99.4	Press Release dated November 15, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: November 20, 2006	By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general partner

	By:	/s/ TINA L. VAL

		Name:	Tina L. Val
		Title:	Vice President—Accounting and Chief Accounting Officer

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INDEX TO EXHIBITS

Exhibit 2.1	Purchase Agreement dated as of June 11, 2006 by and between Plains All American Pipeline, L.P. and LB Pacific, LP (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed June 12, 2006).

Exhibit 2.2	Agreement and Plan of Merger dated as of June 11, 2006 by and among Plains All American Pipeline, L.P., Plains AAP, L.P., Plains All American GP LLC, Pacific Energy Partners, L.P., Pacific Energy Management LLC and Pacific Energy GP, LP (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed June 12, 2006).

Exhibit 2.3	First Amendment to Agreement and Plan of Merger dated July 19, 2006 by and among Pacific Energy Partners, L.P., Pacific Energy GP, LP, Pacific Energy Management LLC, Plains All American Pipeline, L.P., Plains AAP, L.P. and Plains All American GP LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed July 20, 2006).

Exhibit 3.1	Amendment No.2 dated November 15, 2006 to Third Amended and Restated Agreement of Limited Partnership of Plains All American Pipeline, L.P.

Exhibit 4.1	Eleventh Supplemental Indenture dated November 15, 2006 to Indenture dated as of September 25, 2002, among Plains All American Pipeline, L.P., PAA Finance Corp., PEG Canada GP LLC, Pacific Energy Group LLC, PEG Canada, L.P., Pacific Marketing and Transportation LLC, Rocky Mountain Pipeline System LLC, Ranch Pipeline LLC, Pacific Atlantic Terminals LLC, Pacific L.A. Marine Terminal LLC, Rangeland Pipeline Company, Aurora Pipeline Company Ltd., Rangeland Pipeline Partnership, Rangeland Northern Pipeline Company, Pacific Energy Finance Corporation, Rangeland Marketing Company and U.S. Bank National Association, as trustee.

Exhibit 4.2	Third Supplemental Indenture dated November 15, 2006 to Indenture dated as of June 16, 2004, among Plains All American Pipeline, L.P., Pacific Energy Finance Corporation, PEG Canada GP LLC, Pacific Energy Group LLC, PEG Canada, L.P., Pacific Marketing and Transportation LLC, Rocky Mountain Pipeline System LLC, Ranch Pipeline LLC, Pacific Atlantic Terminals LLC, Pacific L.A. Marine Terminal LLC, Rangeland Pipeline Company, Aurora Pipeline Company Ltd., Rangeland Pipeline Partnership, Rangeland Northern Pipeline Company, Pacific Energy Finance Corporation, Rangeland Marketing Company, Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, Plains Marketing Canada, L.P., PMC (Nova Scotia) Company, Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains Marketing International L.P., Plains LPG Marketing, L.P., PAA Finance Corp. and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.3	First Supplemental Indenture dated November 15, 2006 to Indenture dated as of September 23, 2005, among Plains All American Pipeline, L.P., Pacific Energy Finance Corporation, PEG Canada GP LLC, Pacific Energy Group LLC, PEG Canada, L.P., Pacific Marketing and Transportation LLC, Rocky Mountain Pipeline System LLC, Ranch Pipeline LLC, Pacific Atlantic Terminals LLC, Pacific L.A. Marine Terminal LLC, Rangeland Pipeline Company, Aurora Pipeline Company Ltd., Rangeland Pipeline Partnership, Rangeland Northern Pipeline Company, Pacific Energy Finance Corporation, Rangeland Marketing Company, Plains Marketing, L.P., Plains Pipeline, L.P., Plains Marketing GP Inc., Plains Marketing Canada LLC, Plains Marketing Canada, L.P., PMC (Nova Scotia) Company, Basin Holdings GP LLC, Basin Pipeline Holdings, L.P., Rancho Holdings GP LLC, Rancho Pipeline Holdings, L.P., Plains LPG Services GP LLC, Plains LPG Services, L.P., Lone Star Trucking, LLC, Plains Marketing International GP LLC, Plains Marketing International L.P., Plains LPG Marketing, L.P., PAA Finance Corp. and Wells Fargo Bank, National Association, as trustee.

Exhibit 23.1	Consent of KPMG, LLP, Independent Registered Public Accounting Firm, with respect to Pacific Energy Partners, L.P.

Exhibit 99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Plains All American Pipeline, L.P. as of and for the nine months ended September 30, 2006 and for the twelve months ended December 31, 2005.

Exhibit 99.2	Condensed Consolidated Financial Statements (Unaudited) of Pacific Energy Partners, L.P. as of September 30, 2006 and for the three and nine months ended September 30, 2006 and September 30, 2005.

Exhibit 99.3	Audited Consolidated Financial Statements of Pacific Energy Partners, L.P. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

Exhibit 99.4	Press Release dated November 15, 2006.

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